UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2007 (November 2, 2007)

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33522 (Commission File Number)	20-2110031 (I.R.S. Employer Identification No.)
6330 West Loop South, Suite 300 Houston, Texas (Address of principal executive offices)	77401 (Zip Code)

(713) 579-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 8, 2007, Synthesis Energy Systems, Inc. (the “Company”) completed a best efforts public offering of 5,951,406 shares of the Company’s common stock at a price to the public of $9.00 per share pursuant to the terms of a Placement Agent Agreement between the Company and CRT Capital Group LLC dated November 2, 2007.  The offering was made pursuant to the Company’s registration statement on Form SB-2 (File No. 333-143817) filed with the Securities and Exchange Commission (the “SEC”) on June 15, 2007, as amended, and the Company’s 462(b) registration statement on Form SB-2 (File No. 333-147134) filed with the SEC on November 2, 2007 (together, the “Registration Statement”), and a prospectus filed with the SEC on November 2, 2007.

The form of the Placement Agent Agreement is filed as Exhibit 1.1 to the Registration Statement and the contents thereof are incorporated herein by reference.  A copy of the press release announcing the execution of the Placement Agent Agreement and offering is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents thereof are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(a)

Financial Statements of business acquired

None.

(b)

Pro Forma Financial Information

None.

(c)

Shell Company Transactions

None.

(d)

Exhibits

1.1

Form of Placement Agent Agreement by and between Synthesis Energy Systems, Inc. and CRT Capital Group LLC (incorporated by reference to Exhibit 1.1 to Amendment No. 5 to the Company’s Registration Statement (Registration No. 333-143817) on Form SB-2 filed on October 26, 2007).

99.1

Press release dated November 8, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: November 8, 2007	/s/ Timothy E. Vail
Timothy E. Vail
President and Chief Executive Officer

Exhibit Index

1.1

Form of Placement Agent Agreement by and between Synthesis Energy Systems, Inc. and CRT Capital Group LLC (incorporated by reference to Exhibit 1.1 to Amendment No. 5 to the Company’s Registration Statement (Registration No. 333-143817) on Form SB-2 filed on October 26, 2007).

99.1

Press release dated November 8, 2007